LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP BlackRock Inflation Protected Bond Fund
Supplement dated February 7, 2022 to the Prospectus Dated May 1, 2021

This Supplement updates certain information in the Prospectus for the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). You may obtain a copy of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Fund’s Prospectus is revised as follows:

1.	All references to, and information regarding, Akiva Dickstein, in the Fund’s Prospectus are deleted in their entirety.

2.	The table under Portfolio Managers section on page 4 of the Prospectus is deleted in its entirety and replaced with the following.

BlackRock Portfolio Managers	Company Title	Experience with Fund
Chris Allen, CFA	Managing Director	Since March 2017
David Rogal	Managing Director	Since February 2022

3.	The information related to BlackRock Portfolio Managers under the Management and Organization section on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

BlackRock Portfolio Managers	Chris Allen, CFA, and David Rogal are responsible for the day-to-day management of the Fund’s assets.

Chris Allen, CFA, Managing Director, joined BlackRock in 2004. He is a senior Portfolio Manager for the Fundamental European team within BlackRock’s Global Fixed Income Group. Mr. Allen is the Lead Manager on Euro Government and Inflation Linked Strategies and manages both Institutional and Retail mandates. He is Co-Portfolio Manager on the BlackRock Global Funds (BGF) Euro Short Duration Bond Fund, which is one of the biggest BlackRock funds in the European BGF range. Mr. Allen earned a Master’s degree, with First Class Honors, in Mathematics from Oxford University in 2004. He is a CFA charterholder.

David Rogal, Managing Director, is a member of the Multi-Sector Mutual Fund team within BlackRock’s Global Fixed Income Group. He is a portfolio manager of BlackRock’s Core Bond, Inflation Protected, Total Return, and Strategic Income Opportunities Funds. Mr. Rogal focuses on broad macro positioning, with specialties in interest rates, inflation, and volatility trading. Mr. Rogal joined Fixed Income in 2009. Previously, he was a member of BlackRock’s Multi Asset Strategies group, where he developed quantitative models and advised insurance companies, pension funds, and banks on asset-allocation and asset-liability management. Mr. Rogal began his career at BlackRock in 2006 as an analyst in the Financial Institutions Group. Mr. Rogal earned a B.A. degree in economics and biology from Cornell University in 2006, with concentrations in statistics and genetics. He is a member of the Phi Beta Kappa society, for which he currently serves on the alumni board of directors.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP BlackRock Inflation Protected Bond Fund
Supplement dated February 7, 2022 to the Statement of Additional Information Dated May 1, 2021

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). You may obtain copies of the SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Fund’s SAI is revised as follows:

1.	All references to, and information regarding, Akiva Dickstein, as related solely to the Fund, in the SAI are deleted in their entirety.

2.	The following is added alphabetically to the chart in the Other Accounts Managed section under the heading Portfolio Managers beginning on page 71 of the SAI:

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees

BlackRock (as of December 31, 2021)

David Rogal
Registered Investment Companies	12	$89,910	0	$0
Other Pooled Investment Vehicles	10	$23,390	0	$0
Other Accounts	2	$70.054	0	$0

3.	The information under BlackRock’s Material Conflict of Interest policy on page 90 of the SAI is amended to include David Rogal.

4.	The information related to BlackRock in Appendix C - Compensation Structures and Methodologies of Portfolio Managers is amended as follows:

a.	The section Base Compensation is amended to include David Rogal as follows:

Discretionary Incentive Compensation – Messrs. Allen, Radell, Rieder, Rogal and Ms. Mohan

David Rogal	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups

b.	The second sentence in section Other Compensation Benefits is deleted in its entirety and replaced with the following:

The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021).

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SAI AND OTHER IMPORTANT RECORDS